Exhibit 10.1

EXECUTION VERSION

CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K, BECAUSE IT IS BOTH NOT MATERIAL AND THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. IN ADDITION, CERTAIN PERSONALLY IDENTIFIABLE INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO ITEM 601(A)(6) OF REGULATION S-K. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

This FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT, dated as of May 21, 2026 (this “Amendment”), by and among BLACKROCK MONTICELLO DEBT REAL ESTATE INVESTMENT TRUST, a Maryland statutory trust (“Borrower”), and JPMORGAN CHASE BANK, N.A. (“Lender”), amends the Revolving Credit Agreement, dated as of May 22, 2025 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among Borrower and Lender.

RECITALS

WHEREAS, the parties hereto wish to make certain changes to the Credit Agreement, as herein provided.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Credit Agreement, the parties hereto agree as follows:

1. DEFINITIONS. All capitalized terms used herein and not otherwise defined are used as defined in the Credit Agreement, as amended hereby.

2. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in Section 4 of this Amendment, the Credit Agreement is hereby amended as follows:

2.1. The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Applicable Margin” means, at any time, (a) with respect to any ABR Loan, 0.85% per annum; and (b) with respect to any Term Benchmark Loan or Daily Simple SOFR Borrowing, 1.85% per annum.

2.2. The definition of “Stated Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Stated Maturity Date” means May 20, 2027, subject to extension as set forth in Section 2.6 hereof.”

2.3. The second sentence of Section 7.2 of the Credit Agreement is hereby amended to insert “statutory trust,” immediately before the word “partnership” where it first appears therein.

3. REPRESENTATIONS AND WARRANTIES. The Borrower makes the following representations and warranties as of the date hereof:

(a) Organization and Power. Each Loan Party: (i) has the power and requisite authority to execute, deliver, and perform its respective obligations (including, in the case of a limited partnership, acting by its general partner) under this Amendment; and (ii) is duly authorized to, and has taken all statutory trust, partnership, limited liability company, or corporate action, as applicable, necessary to authorize it to execute, deliver, and perform its respective obligations (including, in the case of a limited partnership, acting by its general partner) under this Amendment;

(b) No Conflicts or Consents. None of the execution and delivery of this Amendment, the consummation of any of the transactions herein contemplated, or the compliance with the terms and provisions hereof, will contravene or conflict with (i) the Constituent Documents of any Loan Party or any Side Letter, (ii) any provision of law, statute, or regulation to which the Borrower is subject or any judgment, license, order, or permit applicable to any Loan Party or (iii) any indenture, mortgage, deed of trust, or other agreement or instrument to which any Loan Party is a party or by which any Loan Party may be bound, or to which any Loan Party may be subject, and in the case of clause (ii) or (iii), to the extent such contravention or conflict would not reasonably be expected to have a Material Adverse Effect. No consent, approval, authorization, or order of any court or Governmental Authority or third party is required in connection with the execution and delivery by the Loan Parties of this Amendment or to consummate the transactions contemplated hereby or thereby which has not been obtained, other than to the extent that the failure to so obtain or to the extent that those that have been obtained, would not reasonably be expected to have a Material Adverse Effect;

(c) Enforceable Obligations. This Amendment constitutes the legal and binding obligations of each Loan Party, enforceable against such Person in accordance with its terms, subject to Debtor Relief Laws and general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or in law);

(d) No Default. No event has occurred and is continuing which constitutes an Event of Default, Potential Default or Mandatory Prepayment Event;

(e) Stated Maturity Date. The extended Stated Maturity Date pursuant to Section 2.2. hereof is no later than thirty (30) days prior to the date on which the Borrower’s ability to call Capital Commitments for the purpose of repaying the Obligations is terminated; and

(f) Representations under Credit Agreement. The representations and warranties contained in Section 7 of the Credit Agreement or in any other Loan Document of each Loan Party are true and correct in all material respects on and as of the date hereof and after giving effect to the amendments contained herein, except to the extent that such representations and warranties (i) are qualified as to materiality, in which case, the foregoing materiality qualifier shall be disregarded or (ii) specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date, and except for the purposes of this clause (f), that the representations and warranties contained in Section 7.6 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 8.1 of the Credit Agreement;

4. CONDITIONS TO EFFECTIVENESS. This Amendment and the amendments contained herein shall become effective as of the date (the “Effective Date”) Lender has received the following:

4.1. this Amendment, duly executed and delivered by each party hereto;

4.2. bring-down UCC lien search results for each Loan Party, acceptable to the Lender; and

4.3. payment of all fees and other amounts due and payable by Borrower on or prior to the date hereof, including a Facility Extension Fee to the Lender equal to [***] basis points ([***]%) per annum of the Maximum Commitment of Lender in effect on the date hereof prorated for the time from the Maturity Date in effect immediately prior to the Effective Date to the Stated Maturity Date after giving effect to this Amendment and reimbursement or payment of all reasonable expenses required to be reimbursed or paid by Borrower including Attorney Costs, invoiced through the date hereof (to the extent such invoice was delivered to the Borrower at least two (2) days prior to the date hereof).

5. MISCELLANEOUS.

5.1. Facility Extension. Lender hereby confirms that this Amendment satisfies Borrower’s obligation to deliver a Facility Extension Request pursuant to Section 2.6 of the Credit Agreement.

5.2. References to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Credit Agreement”, “hereof”, “herein”, “hereunder”, or similar terms shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference to the Credit Agreement in any Loan Document or any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby.

5.3. Effect on Credit Agreement and Security. Except as specifically amended by this Amendment, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the parties hereto agree that, except as specifically amended by this Amendment, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations.

5.4. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes of the Credit Agreement and each other Loan Document.

5.5. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Credit Agreement or any other document, instrument or agreement executed in connection therewith, or constitute a waiver of any provision contained therein.

5.6. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

5.7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment that is an Electronic Signature transmitted by emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES FOLLOW.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER: BLACKROCK MONTICELLO DEBT REAL ESTATE INVESTMENT TRUST, a Maryland statutory trust

By:	/s/ James E. Rehlaender III
	Name:	James E. Rehlaender III
	Its:	Executive Vice President

Signature Page – First Amendment to Revolving Credit Agreement

LENDER:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Chelsea H Huang
Name:	Chelsea H Huang
Title:	Executive Director

Signature Page – First Amendment to Revolving Credit Agreement